Exhibit 99.1
Cronos Group Announces Expanded Leadership Structure to Drive Next Phase of Growth

30-Year CPG Executive Kurt Schmidt Joins Cronos as Chief Executive Officer and Mike Gorenstein Named Executive Chairman

TORONTO, September 9, 2020 – Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos Group” or the “Company”) today announced that its Board of Directors has appointed Kurt Schmidt President and Chief Executive Officer of the Company, effective today. Kurt brings to Cronos Group more than three decades of experience leading and growing renowned global consumer packaged goods companies and their brands, including at Blue Buffalo Company Ltd., Nestlé S.A., Gerber and Kraft Foods. The Company also announced that Mike Gorenstein has been appointed Executive Chairman. Mike has served as Chairman, President and Chief Executive Officer of Cronos Group since 2016.

“I am thrilled to welcome Kurt to Cronos,” said Gorenstein. “We’ve built a premier global cannabinoid Company with a portfolio of innovative technology, differentiated consumer brands, an excellent team, a fortress balance sheet and a strong strategic partner. Over the past year, I’ve led a search for an experienced consumer focused executive who shares the Company’s values and can help take us to the next level. When I met Kurt, it was immediately clear that he is uniquely suited to drive the Company’s next phase of growth and continue our commitment to lead the industry forward responsibly.”

Gorenstein continued, “Kurt is a world-class executive with a long track record of outstanding performance. He has demonstrated tremendous success partnering with founders of late stage start-ups to accelerate growth. He also has extensive operational and management experience at some of the largest global consumer goods companies. I’m excited to partner with Kurt to leverage Cronos Group’s strengths and deliver best in class brands and products to our consumers.”

“Mike’s vision, creativity and hard work have been the force behind Cronos Group’s success. This expanded leadership structure joins his strong capabilities and those of our executive team with Kurt’s extensive CPG expertise. This is a powerful combination that we believe will create meaningful benefits across the Cronos organization. We are delighted to welcome Kurt to the Company,” said Jim Rudyk, Cronos Group’s Lead Independent Director.

Schmidt said, “What Mike and the Cronos team have achieved in such a short period of time is truly impressive. I am passionate about brands and inspired by Cronos’. Joining as CEO is a unique opportunity to use my work building outstanding brands, high performance teams and results driven organizations. I look forward to working with Mike, the Board and the Company’s dedicated employees to propel Cronos Group toward its full potential.”

About Kurt Schmidt

Kurt Schmidt brings deep experience in consumer products with decades of leadership experience in the U.S. and overseas. Kurt served as director and Chief Executive Officer of Blue Buffalo Company, Ltd. from 2012 through 2016. Prior to joining Blue Buffalo, Kurt was Deputy Executive Vice President at Nestlé S.A., where he was responsible for the Nestlé Nutrition, including several science-oriented and heavily regulated businesses. He also served as a member of the Company’s Executive Committee. Kurt joined Nestlé in 2007 as part of its acquisition of Gerber Products from Novartis, where he was the President and Chief Executive Officer of Gerber Products Company from 2004 to 2007. Prior to Gerber, Kurt held a variety of leadership roles at Kraft Foods, Inc.

Kurt currently serves on the Board of Campbell Soup Company. He received a B.S. in Chemistry from the United States Naval Academy and an MBA from the University of Chicago.

About Mike Gorenstein

Mike Gorenstein has served as Chairman, President and Chief Executive Officer of Cronos Group since its founding in 2016. In addition, Mike is a Co-Founder and passive Member of Gotham Green Partners.

Before joining Cronos Group, Mike was the Vice President and General Counsel at Alphabet Partners, LP, a New York City based multi-strategy investment management firm, focused on identifying mispriced assets across various industries, asset classes and geographies. Prior to Alphabet Partners, LP, he was a corporate attorney at Sullivan & Cromwell LLP, where he focused on mergers and acquisitions and capital markets transactions.

Mike is a Non-Executive Director of Cronos Australia Limited and serves on the Board of Directors for Natuera S.a.r.l. Mike graduated from the University of Pennsylvania Law School with a Juris Doctor, the Wharton School at University of Pennsylvania with a certificate in Business Economics and Public Policy and the Kelley School of Business at Indiana University with a Bachelor of Science Business in Finance.
About Cronos Group

Cronos Group is an innovative global cannabinoid company with international production and distribution across five continents. Cronos Group is committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos Group is building an iconic brand portfolio. Cronos Group’s portfolio includes PEACE NATURALS™, a global health and wellness platform, two adult-use brands, COVE™ and Spinach™, and two hemp-derived CBD brands, Lord Jones™ and PEACE+™. For more information about Cronos Group and its brands, please visit: www.thecronosgroup.com.

Forward-looking Statements

This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this press release include expectations regarding Mr. Schmidt’s ability to drive the Company’s next phase of growth and continue the Company’s commitment to lead the industry forward responsibly, the Company’s ability to leverage the Company’s strengths and deliver best in class brands and products to its consumers, the roles and responsibilities of the Executive Chairman, the anticipated benefits of the Company’s expanded leadership structure and Mr. Gorenstein’s contributions as Executive Chairman, and the Company's intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (as amended), the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2020, the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2020 and the Company’s definitive proxy statement dated April 28, 2020, all of which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos Group disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.

For further information, please contact:

Anna Shlimak
Investor Relations
Tel: (416) 504-0004
investor.relations@thecronosgroup.com

Media Contact

Mahmoud Siddig / Adam Pollack
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449